Filed pursuant to Rule 497(e)
under the Securities Act of 1933,
as amended Securities Act File
No. 333-141120

FUNDVANTAGE TRUST

POLEN EMERGING MARKETS GROWTH FUND

(THE “FUND”)

Supplement dated December 6, 2024 to the Fund’s Summary Prospectus and Prospectus,

each dated September 1, 2024

Damian Bird, Dafydd Lewis and Kumar Pandit will serve as the portfolio managers for the Fund.

Accordingly, effective immediately, all references to the portfolio managers for the Fund in the Prospectus and SAI include Mr. Pandit as a third portfolio manager to the team managing the Fund and each section is modified to include Mr. Pandit as shown below, or to update disclosure in the Prospectus regarding Mr. Bird or Mr. Lewis.

FUND SUMMARY

Management of the Fund, Portfolio Managers.

Damian Bird, Head of Team, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since its inception. He has been a member of Polen Capital’s Emerging Markets Growth Team since joining Polen Capital’s UK-based participating affiliate in 2019.

Dafydd Lewis, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since April 2021. He has been a member of Polen Capital’s Emerging Markets Growth Team since joining Polen Capital’s UK-based participating affiliate in 2021.

Kumar Pandit, Portfolio Manager and Analyst, has served as a portfolio manager of the Fund since December 2024. He has been a member of Polen Capital’s Emerging Markets Growth Team since joining Polen Capital’s UK-based participating affiliate in 2024.

MORE INFORMATION ABOUT MANAGEMENT OF THE FUND

Portfolio Managers.

Damian Bird, CFA, Head of Team, Portfolio Manager and Analyst, is a portfolio manager on Polen Capital’s Emerging Markets Growth Team and a member of the investment team at Polen Capital UK. Mr. Bird joined Polen Capital UK in 2019 after serving as an Emerging Market Portfolio Manager at LGM Investments. He began his career at Arisaig Partners as an Investment Analyst, primarily focusing on consumer companies in the developing world. Mr. Bird received his B.A. in History & Economics from the University of Oxford. He is a CFA® charterholder. During his career, Mr. Bird has lived and worked in Singapore, Dubai, and South Africa.

Dafydd Lewis, CFA, Portfolio Manager and Analyst, is a portfolio manager on Polen Capital’s Emerging Markets Growth Team and a member of the investment team at Polen Capital UK. Mr. Lewis joined Polen Capital UK in 2021. Prior to joining Polen Capital UK, Mr. Lewis was an Emerging Market Portfolio Manager at LGM Investments, overseeing the firm’s Frontier Markets strategy and being a member of the Investment Leadership team. Mr. Lewis began his career at HSBC in 2003 and has been involved in Emerging Markets investing since 2005. He earned his B.S. in Economics from the University of Bath, where he graduated with honors. He is a CFA® charterholder.

Kumar Pandit, CFA, Portfolio Manager and Analyst, is a portfolio manager on Polen Capital’s Emerging Markets Growth Team. Kumar originally joined Somerset Capital in 2011, which subsequently completed a transaction with Polen Capital in 2024 that appointed Polen as the investment manager of four strategies from Somerset. Kumar held various roles at Somerset including Portfolio Manager, Head of Research, and a member of the partnership management Executive Committee. Kumar received a B.Sc. in Computer Science and Business Studies from Kingston University and is a CFA® charterholder.

PORTFOLIO MANAGERS

Other Accounts Managed.

The table below includes details regarding the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Pandit, total assets under management for each type of account and total assets in each type of account with performance-based advisory fees as of October 31, 2024 with respect to Mr. Pandit. There are no changes to the current disclosure in this table to the SAI regarding Mr. Bird or Mr. Lewis.

	Total Number of Accounts	Total Assets	Number of Accounts Managed subject to a Performance Based	Total Assets Managed subject to a Performance Based Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Kumar Pandit
Other Registered Investment Companies:	0	$0	0	$0
Other Pooled Investment Vehicles:	1	$36.58	0	$0
Other Accounts: There are no changes to disclosure in the Prospectus or SAI regarding Mr. Bird or Mr. Lewis.	1	$22.36	0	$0

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.